UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2021

Reinvent Technology Partners

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39524	98-1548118
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 Park Avenue, Floor 11 New York, NY		10003
(Address of principal executive offices)		(Zip Code)

(212) 457-1272

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant	RTP.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	RTP	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	RTP WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Joby Aviation, Inc. 2021 Incentive Award Plan

On August 5, 2021, in connection with the Extraordinary General Meeting held on August 5, 2021 (the “Extraordinary General Meeting”), shareholders of Reinvent Technology Partners (“RTP” and, after the Business Combination (as defined below), “Joby Aviation”) approved by ordinary resolution and adopted the Joby Aviation, Inc. 2021 Incentive Award Plan (the “Incentive Award Plan”), which makes available for issuance thereunder a number of common shares equal to the sum of (i) 10% of the Joby Aviation common stock (as defined below) outstanding immediately after the closing of the transactions contemplated by the Merger Agreement (as defined below) (on a fully diluted and as-converted basis), which was estimated to be 77,513,319 shares in the Definitive Proxy (as defined below), (ii) the number of shares of common stock subject to outstanding awards under the Joby Aero, Inc. 2016 Stock Option and Grant Plan, as amended, that become available for issuance under the Incentive Award Plan in accordance with the Incentive Award Plan’s share counting provisions, and (iii) an annual increase on the first day of each fiscal year beginning in 2022 and ending in 2031, equal to the lesser of (A) 4% of the shares of Joby Aviation common stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (B) such smaller number of shares as determined by Joby Aviation’s board of directors. A summary of the Incentive Award Plan is included in RTP’s definitive proxy statement/prospectus (the “Definitive Proxy”) for the Extraordinary General Meeting filed with the Securities and Exchange Commission (the “SEC”) on July 16, 2021 and is incorporated by reference, which summary is qualified in all respects by the full text of the Incentive Award Plan, included as Annex F to the Definitive Proxy.

Joby Aviation, Inc. 2021 Employee Stock Purchase Plan

On August 5, 2021, in connection with the Extraordinary General Meeting, shareholders of RTP approved by ordinary resolution and adopted the Joby Aviation, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”). The maximum number of shares of Joby Aviation common stock which will be authorized for sale under the ESPP is equal to the sum of (i) 1% of the fully diluted shares of common stock outstanding immediately after the closing of the transactions contemplated by the Merger Agreement, which was estimated to be 7,751,332 shares in the Definitive Proxy and (ii) an annual increase on the first day of each year beginning in 2022 and ending in 2031, equal to the lesser of (A) 0.5% of the shares of common stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (B) such number of shares of common stock as determined by Joby Aviation’s board of directors; provided, however, no more than 7.5% of the fully diluted shares of common stock outstanding immediately after the closing of the transactions contemplated by the Merger Agreement may be issued under the ESPP (which was estimated to be 58,139,212 shares in the Definitive Proxy). The maximum number of shares is subject to adjustment in the event of certain corporate transactions and changes to capital structure. A summary of the ESPP is included in the Definitive Proxy and is incorporated by reference, which summary is qualified in all respects by the full text of the ESPP, included as Annex G to the Definitive Proxy.

Item 5.07 Submission of Matters to a Vote of Security Holders

Extraordinary General Meeting of Shareholders

At the Extraordinary General Meeting, shareholders holding 56,821,550 ordinary shares of RTP, which represented 65.87% of the ordinary shares outstanding and entitled to vote as of the record date of June 14, 2021, were represented in person or by proxy. The final voting results for each matter submitted to a vote of the RTP shareholders at the Extraordinary General Meeting are set forth below:

Approval of the BCA Proposal

The shareholders approved by ordinary resolution and adopted the Agreement and Plan of Merger, dated as of February 23, 2021 (the “Merger Agreement”), by and among RTP (which shall, in connection with the Business Combination, be renamed “Joby Aviation, Inc.”), RTP Merger Sub Inc. (“Merger Sub”) and Joby Aero, Inc. (“Joby”), a copy of which is attached to the Definitive Proxy as Annex A and RTP’s Current Report on Form 8-K filed with the SEC on February 24, 2021 (the “BCA Proposal”). The Merger Agreement provides for, among other things, the merger of Merger Sub with and into Joby (the “Merger”), with Joby surviving the Merger as a wholly owned subsidiary of RTP, in accordance with the terms and subject to the conditions of the Merger Agreement. The voting results with respect to the BCA Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
54,039,223	2,761,511	20,816	N/A

Approval of the Domestication Proposal

The holders of RTP Class B ordinary shares approved by special resolution the change of RTP’s jurisdiction of incorporation by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication” and, together with the Merger, the “Business Combination”) (the “Domestication Proposal”). The voting results with respect to the Domestication Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
54,034,868	2,758,810	27,872	N/A

Organizational Documents Proposals

The shareholders approved by special resolution the following material differences between the Amended and Restated Memorandum and Articles of Association of RTP (the “Cayman Constitutional Documents”) and the proposed new certificate of incorporation (“Proposed Certificate of Incorporation”) and the proposed new bylaws (“Proposed Bylaws”) of Joby Aviation:

Approval of Organizational Documents Proposal A

The shareholders approved the change in the authorized share capital of RTP from 500,000,000 Class A ordinary shares, par value $0.0001 per share, 50,000,000 Class B ordinary shares, par value $0.0001 per share, and 5,000,000 preferred shares, par value $0.0001 per share, to 1,400,000,000 shares of common stock, par value $0.0001 per share, of Joby Aviation (the “Joby Aviation common stock”) and 100,000,000 shares of preferred stock, par value $0.0001 per share, of Joby Aviation (the “Joby Aviation preferred stock”) (“Organizational Documents Proposal A”). The voting results with respect to Organizational Documents Proposal A were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,501,974	6,247,639	71,937	N/A

Approval of Organizational Documents Proposal B

The shareholders approved that the board of directors of Joby Aviation be authorized to issue any or all shares of Joby Aviation preferred stock in one or more classes or series, with such terms and conditions as may be expressly determined by the board of directors of Joby Aviation and as may be permitted by the DGCL (“Organizational Documents Proposal B”). The voting results with respect to Organizational Documents Proposal B were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,483,098	6,228,579	109,879	N/A

Approval of Organizational Documents Proposal C

The shareholders approved that the board of directors of Joby Aviation be divided into three classes with only one class of directors being elected in each year and each class serving a three-year term (“Organizational Documents Proposal C”). The voting results with respect to Organizational Documents Proposal C were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,486,421	6,253,006	82,123	N/A

Approval of Organizational Documents Proposal D

The shareholders approved that Delaware be the exclusive forum for certain stockholder litigation (“Organizational Documents Proposal D”). The voting results with respect to Organizational Documents Proposal D were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,993,122	2,783,261	45,167	N/A

Approval of Organizational Documents Proposal E

The shareholders approved the election not to be governed by Section 203 of the DGCL and, instead, be governed by a provision substantially similar to Section 203 of the DGCL (“Organizational Documents Proposal E”). The voting results with respect to Organizational Documents Proposal E were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,870,277	2,785,268	166,005	N/A

Approval of Organizational Documents Proposal F

The shareholders approved all other changes in connection with the amendment and replacement of the Cayman Constitutional Documents with the Proposed Certificate of Incorporation and Proposed Bylaws in connection with the consummation of the Business Combination, including (1) changing the corporate name from “Reinvent Technology Partners” to “Joby Aviation, Inc.”, (2) making Joby Aviation’s corporate existence perpetual, (3) removing certain provisions related to RTP’s status as a blank check company that will no longer be applicable upon consummation of the Business Combination, and (4) imposing a certain limit on the voting power of Joby Aviation capital stock owned by non-U.S. citizens (“Organizational Documents Proposal F”). The voting results with respect to Organizational Documents Proposal F were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
54,007,763	2,767,695	46,092	N/A

Approval of the Director Election Proposal

The shareholders approved by ordinary resolution, the election of JoeBen Bevirt, Aicha Evans, Halimah DeLaine Prado, Reid Hoffman, James Kuffner, Dipender Saluja, Paul Sciarra, and Laura Wright, who, upon consummation of the Business Combination, will be the directors of Joby Aviation (the “Director Election Proposal”).

The voting results with respect to the election of JoeBen Bevirt were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,250,000	0	0	N/A

The voting results with respect to the election of Aicha Evans were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,250,000	0	0	N/A

The voting results with respect to the election of Halimah DeLaine Prado were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,250,000	0	0	N/A

The voting results with respect to the election of Reid Hoffman were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,250,000	0	0	N/A

The voting results with respect to the election of James Kuffner were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,250,000	0	0	N/A

The voting results with respect to the election of Dipender Saluja were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,250,000	0	0	N/A

The voting results with respect to the election of Paul Sciarra were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,250,000	0	0	N/A

The voting results with respect to the election of Laura Wright were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,250,000	0	0	N/A

Approval of the Stock Issuance Proposal

The shareholders approved by ordinary resolution, for the purposes of complying with the applicable provisions of Section 312.03 of the New York Stock Exchange’s Listed Company Manual, the issuance of shares of Joby Aviation common stock pursuant to the Merger Agreement and the PIPE Investment, including to Joby Stockholders and the PIPE Investors, in each case as further described in the Definitive Proxy, be approved in all respects (collectively, the “Stock Issuance Proposal”). The voting results with respect to the Stock Issuance Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,981,811	2,784,915	54,824	N/A

Approval of the Incentive Award Plan Proposal

The shareholders approved by ordinary resolution, the Joby Aviation Inc. 2021 Incentive Award Plan (the “Incentive Award Plan Proposal”). The voting results with respect to the Incentive Award Plan Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,349,222	6,309,227	163,101	N/A

Approval of the ESPP Proposal

The shareholders approved by ordinary resolution, the Joby Aviation, Inc. 2021 Employee Stock Purchase Plan (the “ESPP Proposal”). The voting results with respect to the ESPP Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,549,911	6,192,430	79,209	N/A

Approval of the Adjournment Proposal

The shareholders approved the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of one or more proposals at the Extraordinary General Meeting (the “Adjournment Proposal”). The voting results with respect to the Adjournment Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,989,587	2,790,329	41,634	N/A

Special Meeting of Public Warrant Holders

At the Special Meeting of Public Warrant Holders, holders of 7,616,485 public warrants of RTP, which represented 44.15% of the public warrants outstanding and entitled to vote as of the record date of June 14, 2021, were represented in person or by proxy. Accordingly, a quorum was not obtained and no proposals were submitted to a vote of the RTP public warrant holders.

Item 8.01 Other Events

42,841,230 of RTP’s Class A ordinary shares were presented for redemption in connection with the Business Combination.

Though not guaranteed, RTP expects to close the Business Combination on August 10, 2021, subject to the satisfaction of customary closing conditions, and for the Joby Aviation common stock and warrants to begin publicly trading on the New York Stock Exchange under the new symbols “JOBY” and “JOBY WS”, respectively, on August 11, 2021.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated as of August 5, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reinvent Technology Partners

By:	/s/ Michael Thompson
	Name:	Michael Thompson
	Title:	Chief Executive Officer

Date: August 5, 2021